MONTHLY SERVICER REPORT                                                 Page: 1

Issuer:              GREATAMERICA LEASING RECEIVBLES 2002-1, L.L.C.
Seller and Servicer: GreatAmerica Leasing Corporation
Distribution Date:   6/17/02


PAYMENT SUMMARY

Class                  Beginning       Pass Thru    Interest       Principal       Total           Ending          Bond
Name     CUSIP         Balance         Rate         Paid           Paid            Distribution    Balance         Factor
----     -----         -------         ----         ----           ----            ------------    -------         ------

A-1      39153QAA3    39,670,400.07    2.25794%     82,108.93     6,037,958.36    6,120,067.29     33,632,441.71    65.06%
A-2     391533QAC9    38,294,984.07    3.36000%    107,225.96                -      107,225.96     38,294,984.07   100.00%
A-3      39153QAD7    84,887,214.69    4.47000%    316,204.87                -      316,204.87     84,887,214.69   100.00%
A-4      39153QAE5    37,529,084.39    5.10000%    159,498.61                -      159,498.61     37,529,084.39   100.00%
B        39153QAF2    10,115,421.51    4.60000%     38,775.78       304,800.78      343,576.57      9,810,620.73    91.49%
C        39153QAG0    10,235,843.19    4.91000%     41,881.66       308,429.36      350,311.02      9,927,413.83    91.49%
D        39153QAH8    12,885,120.25    5.55000%     59,593.68       388,258.14      447,851.82     12,496,862.11    91.49%

Totals               233,618,068.16                805,289.50     7,039,446.65    7,844,736.14    226,578,621.52



                               Target
           (defined)          Investor
             Class            Principal
Class      Percentage          Amount
-----      ----------         ---------

AGGSNR      83.2000%       194,343,724.85
B            4.2000%         9,810,620.73
C            4.2500%         9,927,413.83
D            5.3500%        12,496,862.11



(Retained) Certificate Balance                                7,007,586.23
% of Agg. Collateral Value, beginning                                2.91%
% of Agg. Collateral Value, ending                                   3.00%




Monthly Principal Amount                                      7,257,161.49
Additional Principal                                                     -
Overcollateralization Balance, beginning                      7,225,301.08
Overcollateralization Balance, ending                         7,007,586.23
Cumulative Loss Amount                                                   -

MONTHLY SERVICER REPORT                                                 Page: 2

Issuer:              GREATAMERICA LEASING RECEIVBLES 2002-1, L.L.C.
Seller and Servicer: GreatAmerica Leasing Corporation
Distribution Date:   6/17/02


AGGREGATE COLLATERAL VALUE (Discount Rate = 5.299%)
Initial Aggregate Discounted Contract Balance                                     255,299,893.79

Aggregate Discounted Contract Balance, beginning                                  240,843,369.24
Aggregate Discounted Contract Balance, ending                                     233,586,207.75



RESIDUAL ACCOUNT
Residual Account Balance, beginning                                                            -
Residual Account Balance, ending                                                               -



SERVICER ADVANCES
Cumulative un-reimbursed Servicer Advances, beginning                                 739,370.72
    Unreimbursed Servicer Advances collected                                          610,847.34
    Servicer Advances for the current Due Period                                      607,567.36
    Non-recoverable Unreimbursed Servicer Advances                                     42,557.68
Cumulative un-reimbursed Servicer Advances, ending                                    693,533.06


PAYAHEAD ACCOUNT
Advance Payment Balance, beginning                                                  2,584,964.81
    Pymts rec'd in prior periods attributable to current Due Period                 2,466,433.23
    Pymts attributable to future Due Periods                                        2,470,435.19
Advance Payments Balance, ending                                                    2,588,966.77


SUBSTITUTIONS
Defaulted Leases and Excess Contracts Substituted to date, beginning                  171,815.75
    Defaulted Leases and Excess Contracts Substituted this month                      215,998.05
Defaulted Leases and Excess Contracts Substituted to date, ending                     387,813.80
Total Substituted to date, ending                                                          0.15%

Prepaid Contracts Substituted to date, beginning                                      845,577.80
     Prepaid Contracts Substituted this month                                         665,370.46
Prepaid Contracts Substituted to date, ending                                       1,510,948.26

RESERVE FUND
Reserve Account Balance, beginning                                                  3,612,650.54
    Required Reserve Amount                                                         3,503,793.12
    Required Draw to Increase Available Funds                                                  -
    Reserve Fund Deficiency covered by Excess Available Funds                                  -
    Excess Reserve Funds released to Waterfall                                        108,857.42
Reserve Account Balance, ending                                                     3,503,793.12

MONTHLY SERVICER REPORT                                                  Page: 3

Issuer:              GREATAMERICA LEASING RECEIVBLES 2002-1, L.L.C.
Seller and Servicer: GreatAmerica Leasing Corporation
Distribution Date:   6/17/02

AVAILABLE FUNDS (COLLECTION ACCOUNT)
    Scheduled Payments Received                                                     7,924,604.16
    Reinv. From Collections, Payahead, Residual, and Reserve Accounts                  18,255.12
    Past Due Payments received                                                        610,847.34
    Past due payments due on Early Termination (from Seller)                                   -
    Proceeds from Prepayments                                                         519,106.81
    Recoveries on Non-Performing Leases Not Substituted                                        -
    Servicer Advances                                                                 607,567.36
    Casualty and Termination Payments                                                          -
    Expired Contract Proceeds                                                           1,956.21
    Repurchases of Ineligible Contracts                                                        -
    Defaulted Contracts Recoveries                                                     13,523.44
    Net decrease (increase) in Advance Lease Payments Balance                         (4,001.96)
    Excess Reserve Funds                                                              108,857.42
Total Available Funds                                                               9,800,715.90

DISTRIBUTIONS OF FUNDS
Pursuant to Section 7.05(a) of the Sale and Servicing Agreement
Available Funds                                                                     9,800,715.90
    Reserve Fund Draw to Increase Available Funds                                              -
 (i)To the Servicer, Unreimbursed Servicer Advances                                   653,405.02
(ii)Back Up Servicer Fee (2.5 bp)                                                       5,017.57
(iii)To the Servicer, Servicing Fee (75 bp)                                           150,527.11
(vi)-(ix)Note Interest Paid                                                           805,289.50
(x)-(xvi)Note Principal Paid                                                        7,039,446.65
(xviii)Reserve Fund Deposit                                                                    -
(xxi)Remainder to the Issuer                                                        1,147,030.07


DELINQUENCY AND LOSS INFORMATION

                Contracts         Balance Remain       Percentage
                ---------         --------------       ----------

Current          25,255           247,263,175.03         99.25%
31 - 60 days         93               732,967.04          0.29%
61 - 90 days         41               773,239.06          0.31%
91 - 120 days        30               354,682.70          0.14%


   Current      Current        Current       Cumulative      Cumulative
   Losses      Recoveries      Net Loss      Gross Loss       Net Loss
  --------     ----------     ----------     -----------     -----------
  231,988.04    1,300.00      230,688.04      390,292.34      388,992.34


RESIDUAL EVENT TRIGGERS

                                                      Average of         Current        Prior       2nd Prior
                                                     Last 3 months      Due Period    Due Period    Due Period
                                                     -------------      ----------    ----------    ----------
Residual Realization Percentage (Trigger < 85.00%)     204.62%             342.81%      135.46%       135.58%
Delinquency Percentage (Trigger > 6.00%)                 0.60%               0.75%        0.66%         0.40%
Cumulative Net Loss Percentage (Triggers Below)          0.15%               0.15%        0.06%         0.00%
        Collection Periods  1-12     3.40%
        Collection Periods  13-24    5.00%
        Collection Periods  25+      6.40%
Residual Event?       No

The undersigned officer of the Servicer hereby certifies that the information contained in this Monthly Servicer Report is True and accurate in all resects; and that no Servicer Default or even that with notice or lapse of time or both would become a Servicer Default, has occurred.

GreatAmerica Leasing Corporation, as Servicer


By:   ---------------------------------------
      Brett Steffen
      Assistant Controller

 MONTHLY SERVICER REPORT                                                 Page: 4

Issuer:              GREATAMERICA LEASING RECEIVBLES 2002-1, L.L.C.
Seller and Servicer: GreatAmerica Leasing Corporation
Distribution Date:   6/17/02

Monthly Principal Amount The excess, if any, of:
i.  Sum of:    Aggregate Principal Amount of the Notes as of the immediately preceding Payment Date        233,618,068.16
                 Overcollateralization Balance as of the immediately preceding Payment Date                  7,225,301.08
                                                                                                             ------------
Over                                                                                                       240,843,369.24
ii. Pool Balance, last day of the Collection Period completed immediately prior to the Payment Date        233,586,207.75
                                                                                                           --------------
         Monthly Principal Amount                                                                            7,257,161.49


Class A Principal Payment Amount
Class A Target Investor Principal Amount (see below)                                                       194,343,724.85
Beginning Outstanding Aggregate Principal Amount of the Class A Notes                                      200,381,683.21
                                                                                                           --------------
    Class A Principal Amount                                                                                 6,037,958.36


Class B Principal Payment Amount
Lessor of:
   1.    Excess, if any, of:
         a.   Monthly Principal Amount, over                                                                 7,257,161.49
         b.   Class A Payment Amount                                                                         6,037,958.36
                                                                                                           --------------
    And                                                                                                      1,219,203.13
   2.    Excess, if any, of:
         a.   Beginning Outstanding Aggregate Principal Amount of the Class B Notes                         10,115,421.51
         Over, the greater of:
            X   Class B Target Investor Principal Amount (see below)                                         9,810,620.73

           And
            Y   Class B Floor (see below)                                                                 (24,506,081.53)
                                                                                                          ---------------
         Class B Principal Payment Amount                                                                      304,800.78


Class C Principal Payment Amount
Lessor of:
   1.    Excess, if any, of:
         a.   Monthly Principal Amount, over                                                                 7,257,161.49
         b.   Sum of the Class A and Class B Principal Payment Amounts                                       6,342,759.14
                                                                                                          ---------------
      And                                                                                                      914,402.35

   2.    Excess, if any, of:
         a.   Beginning Outstanding Aggregate Principal Amount of Class C Notes                             10,235,843.19
         Over, the greater of:
             X  Class C Target Investor Principal Amount (see below)                                         9,927,413.83
         and
             Y Class C Floor (see below)                                                                  (16,414,757.44)
                                                                                                          ---------------
         Class C Principal Payment Amount                                                                      308,429.36
Provided however, that if the outstanding principal amount of the Class B notes is less than Or equal to the Class B Floor on the CURRENT Distribution Date, the
Class C Floor will Equal the outstanding principal amount of the Class C notes utilized in the calculation of the Class B Floor for the CURRENT Distribution
Date.

Class D Principal Payment Amount
Lesser of:
  1.     Excess, if any, of:
         a.   Monthly Principal Amount, over                                                                 7,257,161.49
         b.   Sum of the Class A, Class B, and Class C Principal Payment Amounts                             6,342,759.14
                                                                                                            -------------
  And                                                                                                          605,972.98
  2.     Excess, if any, of:
         a.   Beginning Outstanding Aggregate Principal Amount of the Class D Notes                         12,885,120.25
         Over, the great of:
              X  Class D Target Investor Principal Amount (see below)                                       12,496,862.11
              And
              Y  Class D Floor (see below)                                                                 (5,699,686.27)
                                                                                                            -------------
         Class D Principal Payment Amount                                                                      388,258.14

Provided however, that if the outstanding principal amount of the Class B notes is less than Or equal to the Class B Floor on the CURRENT Distribution Date, the Class C Floor will Equal the outstanding principal amount of the Class C notes utilized in the calculation of the Class B Floor for the CURRENT Distribution Date.

                                                                         Page: 5

Class A Target Investor Principal Amount:
The product of:
i.  Class A Percentage                                                                                           83.20%
and
ii  Pool Balance as of the last day of the Collection Period                                             233,586,207.75
                                                                                                         --------------
Class A Target Investor Principal Amount                                                                 194,343,724.85


Class B Target Investor Principal Amount:
i.  Class B Percentage                                                                                            4.20%
and
ii  Pool Balance as of the last day of the Collection Period                                             233,586,207.75
                                                                                                         --------------
Class B Target Investor Principal Amount                                                                   9,810,620.73


Class C Target Investor Principal Amount:
i.  Class C Percentage                                                                                            4.25%
and
ii  Pool Balance as of the last day of the Collection Period                                             233,586,207.75
                                                                                                         --------------
Class C Target Investor Principal Amount                                                                   9,927,413.83


Class D Target Investor Principal Amount:
i.  Class D Percentage                                                                                            5.35%
and
ii  Pool Balance as of the last day of the Collection Period                                             233,586,207.75
                                                                                                         --------------
Class D Target Investor Principal Amount                                                                  12,496,862.11


Class B Floor:                                                                                                    3.66%
i. 3.66% of the Original Pool Balance, plus                                                                9,343,976.11
ii. Cumulative Loss Amount (see below), minus                                                                         -
iii.  the sum of:
     a.  outstanding Principal Amount of the Class C and D Notes after payment on                         23,120,963.45
     immediately preceding Payment Date
     b.  Overcollateralization Balance on immediately preceding Payment Date                               7,225,301.08
     c.  Balance in Reserve Fund and Residual Account after amounts withdrawn on Payment Date              3,503,793.12
                                                                                                          -------------
     Class B Floor                                                                                      (24,506,081.53)


Class C Floor:                                                                                                    2.82%
i.  2.82% of the Original Pool Balance, plus                                                                7,199457.00
ii.  Cumulative Loss Amount(see below), minus                                                                         -
iii.  the sum of:
     a.  Outstanding Principal Amount of Class D Notes after payment on                                   12,885,120.25
     immediately preceding Payment Date
     b.  Overcollateralization Balance immediately preceding Payment Date                                  7,225,301.08
     c.  Balance in Reserve Fund and Residual Account after amounts withdrawn on Payment Date              3,503,793.12
                                                                                                          -------------
     Class C Floor                                                                                      (16,414,757.44)

Class D Floor                                                                                                     1.97%
i.   1.97% of the Original Pool Balance, plus                                                              5,029,407.91
ii.  Cumulative Loss Amount (see below), minus                                                                        -
iii.  the sum of:
     a.  Overcollateralization Balance on immediately preceding Payment Date                               7,225,301.08
     b.  Balance in Reserve Fund and Residual Account after amounts withdrawn on Payment Date              3,503,793.12
                                                                                                           ------------
     Class D Floor                                                                                       (5,699,686.27)


Cumulative Loss Amount:
The excess, if any, of:
i.  the total of:
     a.  Outstanding Principal Amount of Notes on preceding Payment Date, plus                           233,618,068.16
     b.  Overcollateralization Balance on immediately preceding Payment Date, minus                        7,225,301.08
     c.  The lessor of:
          1.  Monthly Principal Amount                                                                     7,257,161.49
       and
          2.  Available Amounts remaining after payment of all amounts to Servicer and interest            8,181,459.14
                                                                                                           ------------
       over                                                                                              233,586,207.75
ii.  Pool Balance as of the last day of the Collection Period                                            233,586,207.75
                                                                                                         --------------
     Cumulative Loss Amount                                                                                           -
